Exhibit 32.1
                                 CERTIFICATION

                  Certification of Chief Executive Officer

          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
                            18 U.S.C. Section 1350

In connection with the Amendment No. 1 to the Annual Report of Invicta Group, Inc. (the "Company") on Form 10-KSB/A for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William G. Forhan, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934, as amended, and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods presented in this Report.


/s/ William G. Forhan			Date:  April 8, 2008
William G. Forhan
President and Chief Executive Officer

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